Hartford Life Insurance Company Separate Account Three:

333-119414	The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
333-119419	Director M Access
333-119415	The Director M Edge
333-119422	The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
333-119417	The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook

Hartford Life and Annuity Company Separate Account Three:

333-119418	The Director M
Wells Fargo Director M
333-119423	Director M Access
333-119420	The Director M Edge
333-119416	The Director M Plus
333-119421	The Director M Outlook
Wells Fargo Director M Outlook

Supplement Dated January 9, 2008 to Your Prospectus

Effective December 31, 2007, the Total Annual Fund Operating Expenses are revised as follows:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses*	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Putnam Variable Trust
Putnam VT The George Putnam Fund of Boston Fund - Class IB	0.63%	0.25%	0.12%	0.03%	1.03%	N/A	1.03%

*         Estimate of expenses attributable to the fund’s investments during the fund’s fiscal year ended December 31, 2006, and will vary based on the fund’s investments from time to time, in certain other investment companies that the fund bears indirectly, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports.

This supplement should be retained with the prospectus for future reference.

HV-6654